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                                                                    EXHIBIT 99.1


[KPMG LLP Letterhead]


May 9, 2002


Mr. J. David Darnell
Senior Vice President and Chief Financial Officer
Nucentrix Broadband Networks, Inc.
4120 International Parkway, Suite 2000
Carrollton, TX 75007

Dear Mr. Darnell:

This is to confirm that the client-auditor relationship between Nucentrix Broadband Networks, Inc. (Commission File Number 0-23694) and KPMG LLP has ceased.

Very truly yours,

/s/ KPMG LLP

cc:      Robert K. Herdman, Chief Accountant
         Securities and Exchange Commission